General Information	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL INFORMATION

NOTE 1 – GENERAL INFORMATION

a.	General

Enlivex Therapeutics R&D Ltd. (the" Company"), headquartered in Nes Ziona Israel, was incorporated under the laws of Israel and commenced operations on September 25, 2005. On March 24, 2019 the Company changed its name from Enlivex Therapeutics Ltd. to Enlivex Therapeutics R&D Ltd.

Since inception, the Company has been engaged in the development of an autologous and allogeneic  drug pipeline for the treatment of autoimmune and inflammatory conditions which involve over-expression or hyper-expression of cytokines (Cytokine Release Syndrome) such as CAR-T (Chimeric Antigen Receptor) cancer treatment procedures, Graft-versus-Host disease (GvHD) resulting from bone-marrow transplantations, solid organ transplantations and an assembly of autoimmune and inflammatory conditions, such as Crohn's disease, rheumatoid arthritis, gout, multiple sclerosis,  and other disorders. The development is based on the discoveries of Professor Dror Mevorach, an expert on clearance of dying (apoptotic) cells, in his laboratory in the Hadassah University Hospital ("Hadassah").

On November 19, 2018, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Bioblast Pharma Ltd., a company organized under the laws of the State of Israel ("Bioblast") and which shares are listed for trading on the Nasdaq Stock Market, Inc., and Treblast Ltd., a company organized under the laws of the State of Israel and a wholly owned subsidiary of Bioblast ("Merger Sub"), pursuant to which Merger Sub will merge (the "Merger") with and into the Company, with the Company surviving as the continuing company in the Merger and becoming wholly owned by Bioblast upon the terms and subject to the conditions set forth in the Merger Agreement. Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger each outstanding ordinary share and all outstanding options of the Company will be converted into Bioblast ordinary shares and options.

On March 25, 2019, Merger Sub and the Company consummated the Merger, and the Company became a wholly owned subsidiary of Bioblast. Upon completion of the Merger, the name of Bioblast changed to Enlivex Therapeutics Ltd., and Bioblast has been admitted for continued listing on the Nasdaq Capital Market under the new symbol "ENLV". Each outstanding ordinary share and option of the Company was converted into approximately 0.04841 ordinary shares and options of Bioblast, subsequently, the Company's equity holders owned approximately 96% of Bioblast's issued and outstanding equity on a fully dilutes basis in accordance with the treasury stock method.

b.	Financial resources

The Company devotes substantially all of its efforts toward research and development activities. In the course of such activities, the Company has sustained operating losses and expects such losses to continue for the foreseeable future. The Company has not generated any revenues or product sales and has not achieved profitable operations or positive cash flow from operations. The Company's accumulated deficit aggregated $16,289 through December 31, 2018. There is no assurance that profitable operations, if ever achieved, could be sustained on a continuing basis. The Company's management plans to finance its operations with issuances of the Company's equity securities and, in the longer term, revenues. There are no assurances, however, that the Company will be successful in obtaining an adequate level of financing needed for the long-term development.

The Company's ability to continue to operate in the long term is dependent upon additional financial support.

The Company's management and board of directors believes that its current cash sources will enable the continuance of the Company's activities for at least a year of the date the financial statements are issued with no need for additional fundraising.